PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity III

Supplement to Prospectus Dated September 25, 2017

Supplement dated December 11, 2017

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update the fiscal year end expenses and Expense Example associated with the Prudential Balanced Fund as a result of a decrease in this fund’s total annual operating expense. Additionally, we are refreshing the fund’s investment objective/policy and updating the name of one of the sub-advisers of the Prudential Balanced Fund.

PROSPECTUS CHANGES

1.	Part I – Summary – Prudential Retirement Security Annuity III Prospectus

Under the sub-section entitled, “Summary of Contract Expenses” we are replacing the tables entitled “Total Annual Mutual Fund Operating Expenses” and “Underlying Mutual Fund Portfolio Annual Expenses” with the following:

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the operating expenses charged by each underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you may pay periodically during the time that you own the Contract. More detail on each underlying mutual fund’s fees and expenses is contained below and in the funds’ prospectuses. For the Prudential Balanced Fund (Class Z), the total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended, September 30, 2017.

For the Prudential 60/40 Allocation Fund (Class R6), the total operating expenses depicted below are estimated for the fund’s first fiscal year of operations. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity III Contract, and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.90%	0.90%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in percentage points)
	Management Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Annual Portfolio Operating Expenses
Prudential Balanced Fund (Class Z) [5]	0.65%	0.25%	0.00%	0.90%
Prudential 60/40 Allocation Fund (Class R6) [6]	0.02%	0.50%	0.38%	0.90%

5         The Manager has contractually agreed through January 31, 2019 to waive up to 0.02% of its management fee to the extent that the fund’s annual operating expenses exceed 0.86% (exclusive of distribution fees) of the fund’s average daily net assets. The waiver may not be terminated prior to January 31, 2019 without the prior approval of the fund’s Board of Directors.

2017-PROSUPP-10

6         The manager has contractually agreed, through November 30, 2018, to limit total annual Fund operating expenses after fee waivers and/or reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2018 without the prior approval of the fund’s Board of Trustees.

2.	Part I – Summary – Prudential Retirement Security Annuity III Prospectus

Under the sub-section entitled, “Expense Example” we are replacing the example with the following:

EXAMPLE:
1 yr	3 yrs	5 yrs	10 yrs
$417	$1,261	$2,120	$4,331

3.	Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus: SECTION 2: What Investment Option Can I Choose?

We replace the table for the Prudential Balanced Fund under the “Variable Investment Option” sub-section with the following:

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Prudential Investment Portfolios, Inc.

MODERATE ALLOCATION

THE SUB-ACCOUNT INVESTING IN THIS FUND IS CLOSED TO NEW INVESTMENTS/NEW CONTRIBUTIONS FOR PLAN TYPE A

Prudential Balanced Fund

The investment objective of the fund is to seek income and long-term growth of capital. The fund seeks to achieve its investment objective by investing in a portfolio of equity, fixed-income and money market securities that is actively managed to capitalize on opportunities created by perceived misvaluation. Normally the fund will invest 45% to 70% of its total assets in equity and equity-related securities, including real estate investment trusts (REITs). Equity and equity-related securities in which the fund primarily invests are common stocks and stock index futures. The fund may invest up to 15% of its total assets in equity-related securities of small companies. QMA considers small cap stocks to include those in the Russell 2000 Index. Under normal circumstances, 30% to 55% of the fund’s total assets are invested in fixed income securities and up to 35% are invested in foreign securities.

ADVISER: PGIM Investments LLC SUB-ADVISER: PGIM Fixed Income Quantitative Management Associates LLC

2017-PROSUPP-10

4.	Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity III?

We replaced the sub-section entitled “Underlying Mutual Fund Fees” with the following:

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. For the fiscal year ended September 30, 2017, without regard to expense caps, the total fees and operating expenses of the Prudential Balanced Fund was 0.90% annually. The total fees and operating expenses for the Prudential 60/40 Allocation Fund, without regard to expense caps, is not yet available because the fund is new and has not had a full fiscal year.

For additional information about these fund fees, please consult the prospectus for each fund.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2017-PROSUPP-10